As filed with the Securities and Exchange Commission on February 28, 2001
                                         Securities Act Registration No. 2-55301
                                Investment Company Act Registration No. 811-2619

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 38                     [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 29                             [X]
                        (Check appropriate box or boxes)

                                   ----------

                        PRUDENTIAL MONEYMART ASSETS, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525
                         MARGUERITE E. H. MORRISON, ESQ.
                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

      [X] immediately upon filing pursuant to paragraph (b)

      [ ] on (date) pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of Rule 485. If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

Title of Securities Being Registered
                               Shares of Common Stock, Par Value $.001 per Share

================================================================================

                                             PROSPECTUS
[LOGO]    Prudential                         AND FINANCIAL
                                             PRIVACY NOTICE    FEBRUARY 28, 2001


     PRUDENTIAL
     MONEYMART ASSETS

     FUND TYPE Money Market
     OBJECTIVE Maximum current income consistent with stability of capital and the maintenance of liquidity




     BUILD




As with all mutual funds, the Securities
and Exchange Commission has not approved
or disapproved the Fund's shares nor has                             ON THE ROCK
the SEC determined that this prospectus
is complete or accurate. It is a
criminal offense to state otherwise.                        [LOGO]    Prudential

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TABLE OF CONTENTS
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1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

5    How the Fund Invests
5    Investment Objective and Policies
7    Other Investments and Strategies
9    Investment Risks

10   How the Fund is Managed
10   Board of Directors
10   Manager
10   Investment Adviser
11   Distributor

12   Fund Distributions and Tax Issues
12   Distributions
12   Tax Issues

14   How to Buy, Sell and Exchange Shares of the Fund
14   How to Buy Shares
19   How to Sell Your Shares
21   How to Exchange Your Shares
23   Telephone Redemptions and Exchanges

24   Financial Highlights
24   Class A Shares
25   Class Z Shares

26   The Prudential Mutual Fund Family

     For More Information (Back Cover)


Prudential MoneyMart Assets, Inc.                       [GRAPHIC] (800) 225-1852

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RISK/RETURN SUMMARY
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This section highlights key information about PRUDENTIAL MONEYMART ASSETS, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or foreign governments. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

-----------------------------------------------------------
MONEY MARKET FUNDS

Money market funds--which hold high-quality short-term debt
obligations--provide investors with a lower risk, highly
liquid investment option. These funds attempt to maintain a
net asset value of $1 per share, although there can be no
guarantee that they will always be able to do so.
-----------------------------------------------------------

PRINCIPAL RISKS
      Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK--the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK--the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

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                                                                               1

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RISK/RETURN SUMMARY
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      The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities.

      There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables below compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund by showing how returns can change. Past performance is not an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

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2      Prudential MoneyMart Assets, Inc.                      (800) 225-1852

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RISK/RETURN SUMMARY
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ANNUAL RETURNS(1) (CLASS A SHARES)

 1991   1992    1993    1994    1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
 5.95%  3.59%   2.70%   3.72%   5.51%   4.97%   5.09%   5.06%   4.69%   5.94%

BEST QUARTER: (4th QUARTER OF 1990)        WORST QUARTER (3rd QUARTER OF 1993)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/00)

                     1 YEAR    5 YEARS    10 YEARS        SINCE INCEPTION
                     ------    -------    --------        ---------------
Class A shares         5.94%     5.15%        4.72%    7.29% (since 6/1/76)
Class Z shares         6.07%       N/A          N/A    5.26% (since 3/1/96)
Lipper Average(2)      5.70%     5.00%        4.62%     N/A
--------------------------------------------------------------------------------

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7-DAY YIELD(1) (AS OF 12/31/00)

Class A shares                                6.03%
Class Z shares                                6.15%
iMoney Net General Purpose Average3            5.89%
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(1)  THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.


(2) THE LIPPER AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.79% FOR CLASS A AND 4.81% FOR CLASS Z SHARES.


(3) THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA TAXABLE MONEY MARKET FUND CATEGORY.

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                                                                              3

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RISK/RETURN SUMMARY
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FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS A  CLASS Z
                                                              -------  -------
Maximum sales charge (load) imposed on purchases                None     None
  (as a percentage of offering price)
Maximum deferred sales charge (load) (as a percentage           None     None
  of the lower of original purchase price or sale proceeds)
Maximum sales charge (load) imposed on reinvested               None     None
  dividends and other distributions
Redemption fees                                                 None     None
Exchange fee                                                    None     None
-------------------------------------------------------------------------------

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ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                 CLASS A            CLASS Z
                                                 -------            -------
Management fees                                   .301%              .301%
+ Distribution and service (12b-1) fees           .125%                --
+ Other expenses                                  .243%              .243%
= TOTAL ANNUAL FUND OPERATING EXPENSES            .669%              .544%

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EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                           1 YR          3 YRS            5 YRS       10 YRS
                           ----          -----            -----       ------

Class A shares              $68           $214             $372         $833
Class Z shares              $56           $174             $304         $682

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4  Prudential MoneyMart Assets, Inc.                            (800) 225-1852

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HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

      We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal notes.

      The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements of Investment Company Act of 1940 (the Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by foreign issuer.

      COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTEs are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give

--------------------------------------------------------------------------------

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HOW THE FUND INVESTS
--------------------------------------------------------------------------------

investors comfort that the borrowing will be repaid when promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

      DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

      FOREIGN SECURITIES and foreign markets involve additional risk. Laws and accounting standards typically are not as strict in foreign countries as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets.

      Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

      The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

      Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, its Investments and Risks." The Statement of

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6  Prudential MoneyMart Assets, Inc.                         (800) 225-1852

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HOW THE FUND INVESTS
--------------------------------------------------------------------------------

Additional Information--which we refer to as the SAI--contains more information about the Fund.

OTHER INVESTMENTS AND STRATEGIES
While the Fund invests principally in the securities described above, it may invest in other securities or use certain investment strategies to increase returns or protect its assets, if market conditions warrant.

     The Fund intends to participate in one or more JOINT TRADING ACCOUNTS whereby the Fund, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and, subject to the issuance of an order by the Securities and Exchange Commission, jointly purchase money market instruments. The ability of the Fund to participate in these joint trading accounts will be conditioned upon requirements imposed by such order, as may be amended from time to time.

     The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

     Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

     The Fund may also invest in OTHER DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their

--------------------------------------------------------------------------------

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HOW THE FUND INVESTS
--------------------------------------------------------------------------------

obligations. The debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

     The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short term cash loans by the Fund to financial institutions. This creates a fixed return for the Fund.

     The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 10% of the value of its total assets.

     The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery of and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

     The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

     The Fund also follows certain policies when it BORROWS MONEY (the Fund may borrow up to 10% of the value of its net assets); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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8     Prudential MoneyMart Assets, Inc.                      (800) 225-1852

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HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT RISKS
      As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

--------------------------------------------------------------------------------
INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS               RISKS                  POTENTIAL REWARDS

HIGH-QUALITY MONEY MARKET    o Credit risk--the risk that  o A source of regular
OBLIGATIONS                    default of an issuer would     interest income
                               leave the Fund with unpaid
Up to 100%                     interest or principal       o May be more secure
                                                             than stock and
                                                             other equity
                                                             securities since
                             o Market risk--the risk that    companies must pay
                               bonds and other debt          their debts before
                               instruments may lose value    they pay dividends
                               because interest
                               rates change or there is a
                               lack of confidence in a group
                               of borrowers or in an industry



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MONEY MARKET OBLIGATIONS OF  o Foreign markets, economies  o Investors may
FOREIGN ISSUERS                and political systems may     realize higher
(DOLLAR-DENOMINATED)           not be as stable as those     returns based upon
                               in the U.S.                   higher interest
                                                             rates paid on
                                                             foreign investments
Up to 100%
                             o Differences in foreign      o Increased
                               laws, accounting standards,   diversification by
                               public information and        expanding the
                               custody and settlement        allowable choices
                               practices                     of high quality
                                                             debt securities.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES          o May be difficult to value   o May offer a more
                               precisely                     attractive yield
Up to 10% of net assets                                      than more widely
                             o May be difficult to sell at   traded securities
                               the time or price desired
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                                                                             9

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HOW THE FUND IS MANAGED
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BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 2000, the Fund paid PIFM management fees of .301% of the Fund's average net assets.


     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2001, PIFM served as the Manager to all 43 of the Prudential mutual funds, and as Manager or administrator to 20 closed-end investment companies, with aggregate assets of approximately $109 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

     Prudential Investments' fixed income group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.

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10   Prudential MoneyMart Assets, Inc.                          (800) 225-1852

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HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class Z shares.

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                                                                             11

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

     The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

     Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells assets for a profit.

     For your convenience, Fund distributions of dividends and CAPITAL GAINS are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund--How To Buy Shares" at Step 4: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.


      Fund distributions are generally taxable in the year they are received, except where we declare certain dividends in October, November or December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


--------------------------------------------------------------------------------

12    Prudential MoneyMart Assets, Inc.                       (800) 225-1852

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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

--------------------------------------------------------------------------------

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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------

HOW TO BUY SHARES
Step 1: Open an Account
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101-8179

     You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

The Fund offers Class A and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

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     o    Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients both Class A shares and Class Z shares in the Fund in connection with different pricing options for their programs. Investors should carefully consider any separate transaction and other fees charged by these programs in connection with investing in each available shares class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

     o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and

     o    Prudential, with an investment of $10 million or more

PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of Class A shares of the Fund through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).

     The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.

     For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential

--------------------------------------------------------------------------------

                                                                             15

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Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     For accounts other than IRAs and Benefit Plans, shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Fund on the settlement date

     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

     Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


     You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.


     Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.

--------------------------------------------------------------------------------

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HOW TO BUY, SELL AND
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     The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.

     With the Advantage Account as well as the Investor Account for individual retirement accounts (IRA), all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     If you have an Investor Account (non-IRA), shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Fund on the settlement date

     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month


     You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m., New York time, on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.


     Purchases of, withdrawals from and dividends from the Fund will be shown on your Advantage Account or Investor Account statement.

      The charges and expenses of the Advantage Account Program are not reflected in the Shareholder Fees and Expenses table. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

--------------------------------------------------------------------------------

                                                                             17

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MANUAL PURCHASES

You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:

     o you do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or

     o you participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

     The minimum initial investment for a manual purchase of Class A shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

     If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Fund on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Fund (Prudential Securities delivers federal funds on the business day after settlement).

     If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

     The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost

--------------------------------------------------------------------------------

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method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

     We determine the NAV of our shares once each business day at 4:30 p.m. New York time on days that the New York Stock Exchange is open for trading. The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when we do not price our shares. Therefore, the NAV of our shares may change on days when you will not be able to purchase or redeem the Fund's shares. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Fund's portfolio do not affect the NAV.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101-8179


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund at any time, subject to certain restrictions.

     When you sell shares of the Fund--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent,

--------------------------------------------------------------------------------

                                                                             19

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HOW TO BUY, SELL AND
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the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADEPHIA, PA 19101-8179


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or someplace that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase and Redemption of Fund Shares."

REDEMPTION IN KIND. If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Fund shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

     The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your

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Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.

     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Fund shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

     The amount of the redemption will be the lesser of the total value of Fund shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential Mutual Fund. For example, you can exchange Class A shares of the

--------------------------------------------------------------------------------

                                                                             21

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Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990, that are subject to a contingent deferred sales charge can be exchanged for Class B shares.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 8157
PHILADEPHIA, PA 19101-8179


      When you exchange Class A shares of the Fund for Class A shares of any other Prudential Mutual Fund, you will be subject to any sales charge that may be imposed by such other Prudential Mutual Fund. The sales charge is imposed at the time of your exchange.

      If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

      If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities' 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will

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have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS AND EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:30 p.m., New York time. You will receive a redemption amount based on that day's NAV.


     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

     The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


     EXPEDITED REDEMPTION PRIVILEGE. If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:30 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. For more information, see "Purchase and Redemption of Fund Shares--Expedited Redemption Privilege" in the Statement of Additional Information. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


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                                                                             23

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.

      Additional performance information is contained in the annual report, which you can receive at no charge.



CLASS A SHARES

The financial highlights for the four fiscal years ended December 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended December 31, 1996 were audited by another independent auditor, whose report was unqualified.



----------------------------------------------------------------------------------------------------
 CLASS A SHARES (FISCAL YEARS ENDED 12-31)

 PER SHARE OPERATING PERFORMANCE           2000        1999         1998        1997           1996
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING
   OF YEAR                                 $1.00       $1.00        $1.00       $1.00          $1.00
 Net investment income and net
   realized gains                           .058        .046         .050        .050           .048
 Dividends and distributions to
   shareholders                           (.058)      (.046)       (.050)      (.050)         (.048)
 Net asset value, end of year              $1.00       $1.00        $1.00       $1.00          $1.00
 TOTAL RETURN(1)                           5.94%       4.69%        5.06%       5.09%          4.97%

----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000        1999         1998        1997           1996
----------------------------------------------------------------------------------------------------

 NET ASSETS, END OF YEAR (000)        $6,529,282  $6,393,586   $6,152,044  $6,863,647     $7,315,223
 Average Net Assets (000)              6,538,256   6,292,031    6,810,377   7,121,692      7,326,023

 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
   and service (12b-1) fees                 .67%        .68%         .69%        .70%           .71%
 Expenses, excluding distribution
   and service (12b-1) fees                 .54%        .55%         .57%        .58%           .59%
 Net investment income                     5.81%       4.60%        4.95%       4.97%          4.83%
-----------------------------------------------------------------------------------------------------







(1) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.




24  Prudential MoneyMart Assets, Inc.                   (graphic) (800) 225-1852

FINANCIAL HIGHLIGHTS

CLASS Z SHARES

The financial highlights for the four fiscal years ended December 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 to December 31, 1996 were audited by another independent auditor, whose report was unqualified.



----------------------------------------------------------------------------------------------------
 CLASS Z SHARES (FISCAL YEARS ENDED 12-31)

 PER SHARE OPERATING PERFORMANCE           2000        1999         1998        1997        1996(1)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $1.00       $1.00        $1.00       $1.00          $1.00
Net investment income and net
  realized gains                            .059        .047         .051        .051           .040
Dividends and distributions to
  shareholders                            (.059)      (.047)       (.051)      (.051)         (.040)
Net asset value, end of period             $1.00       $1.00        $1.00       $1.00          $1.00
TOTAL RETURN(2)                            6.07%       4.82%        5.19%       5.22%          4.12%

----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000        1999         1998        1997           1996
----------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD (000)         $253,173    $259,529     $212,280    $157,352       $149,212
Average Net Assets (000)                 267,611     227,112      194,669     159,508        121,135

RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  and service (12b-1) fees                  .54%        .55%         .57%        .58%          .59%(3)
Expenses, excluding distribution
  and service (12b-1) fees                  .54%        .55%         .57%        .58%          .59%(3)
Net investment income                      5.95%       4.74%        5.07%       5.10%         4.86%(3)
-----------------------------------------------------------------------------------------------------



(1) COMMENCEMENT OF OFFERING OF CLASS Z SHARES.

(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR LESS THAN A FULL YEAR ARE NOT ANNUALIZED.


(3)  ANNUALIZED.

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS


PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Stock Index Fund


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
    Prudential Jennison Growth Fund


    Prudential Jennison Equity
       Opportunity Fund
PRUDENTIAL REAL ESTATE SECURITIES FUND


PRUDENTIAL SECTOR FUNDS, INC.
    Prudential Financial Services Fund
    Prudential Health Services Fund
    Prudential Technology Fund
    Prudential Utility Fund

PRUDENTIAL SMALL COMPANY FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS
    Prudential Tax-Managed Equity Fund


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH
    FUND, INC.
PRUDENTIAL VALUE FUND, INC.


PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
    Nicholas-Applegate Growth Equity Fund
TARGET FUNDS
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
    Small Capitalization Growth Fund
    Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS

    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
    Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS


PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL NATURAL RESOURCES FUND, INC.


PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
    International Equity Fund

GLOBAL BOND FUNDS


 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


--------------------------------------------------------------------------------

26   Prudential MoneyMart Assets, Inc.                       (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS


PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
    FUND, INC.

PRUDENTIAL SHORT-TERM CORPORATE
    BOND FUND, INC.

    Income Portfolio

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
    Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
    California Series
    California Income Series

PRUDENTIAL MUNICIPAL BOND FUND
    High Income Series
    Insured Series

PRUDENTIAL MUNICIPAL SERIES FUND
    Florida Series

    New Jersey Series

    New York Series

    Pennsylvania Series


PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
    Liquid Assets Fund
    National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
    Money Market Series
    U.S. Treasury Money Market Series

SPECIAL MONEY MARKET FUND, INC.

    Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
    California Money Market Series

PRUDENTIAL MUNICIPAL SERIES FUND

    New Jersey Money Market Series

    New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
    PORTFOLIO, INC.
    Institutional Money Market Series

--------------------------------------------------------------------------------

                                     NOTES
                                     -----











--------------------------------------------------------------------------------
     Prudential MoneyMart Assets, Inc.                       (800) 225-1852

                                     NOTES
                                     -----























--------------------------------------------------------------------------------

                                     Notes
                                     -----












30  Prudential MoneyMart Assets, Inc.                   (graphic) (800) 225-1852

                                     Notes
                                     -----

                                     Notes
                                     -----













32  Prudential MoneyMart Assets, Inc.                   (graphic) (800) 225-1852

                                     Notes
                                     -----

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers should contact

PRUDENTIAL INVESTMENT MANAGEMENT
 SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's website at

HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affect the Fund performance)

SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------

                                  NASDAQ
CUSIP Numbers                     Symbols

Class A Shares -- 74435H-10-2     MMAFA

Class Z Shares -- 74435H-20-1     PMZXX


Investment Company Act File No. 811-2619

MF108A
[LOGO] Printed on Recycled Paper

--------------------------------------------------------------------------------

            YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

ACCESSING INFORMATION

     Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.

COLLECTING INFORMATION TO CONDUCT BUSINESS

     Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:

     o information included on your application and related forms (such as name, address, Social Security number, assets and income);

     o information about your relationships with us (such as products or services purchased, account balances and payment history);

     o information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);

     o information from consumer reporting agencies (such as credit relationships and history);

     o information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and

     o information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").

SECURITY STANDARDS

     We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.

SHARING INFORMATION WITHIN PRUDENTIAL

     We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:

     o    provide customer service or account maintenance; or

     o    tell you about other products or services offered by Prudential.

SHARING INFORMATION IN OTHER CIRCUMSTANCES

     In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:

     o companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or

     o financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.

     We will not share medical information or motor vehicle reports for marketing purposes.

     Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.

     We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.

IT'S YOUR CHOICE

     Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.

     If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.

     While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.

                             NOT PART OF PROSPECTUS

THIS NOTICE IS BEING PROVIDED ON BEHALF OF THE FOLLOWING PRUDENTIAL AFFILIATES:

Prudential Insurance Company of America, The
Prudential Property and Casualty Insurance Company
Prudential Securities Incorporated
Prudential Investment Corporation, The
Prudential Bank and Trust Company, The
Prudential 20/20 Focus Fund
Prudential California Municipal Fund
Prudential Commercial Insurance Company
Prudential Commercial Insurance Company of New
  Jersey, The
Prudential Direct Insurance Agency of Texas, Inc.
Prudential Direct Insurance Agency of Alabama, Inc.
Prudential Direct Insurance Agency of
  Massachusetts, Inc.
Prudential Direct Insurance Agency of New
  Mexico, Inc.
Prudential Direct Insurance Agency of Ohio, Inc.
Prudential Direct Insurance Agency of Wyoming, Inc.
Prudential Direct, Inc.
Prudential Diversified Funds
Prudential Equity Fund, Inc.
Prudential Equity Investors, Inc.
Prudential Europe Growth Fund, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of
  Kentucky, Inc.
Prudential General Insurance Agency of
  Massachusetts, Inc.
Prudential General Insurance Agency of
  Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New
  Mexico, Inc.
Prudential General Insurance Agency of Texas, Inc.
Prudential General Insurance Agency of
  Wyoming, Inc.
Prudential General Insurance Company
Prudential General Insurance Company of
  New Jersey, The
Prudential Global Total Return Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
Prudential Institutional Liquidity Portfolio, Inc.
Prudential Insurance Brokerage, Inc.
Prudential International Bond Fund, Inc.
Prudential Investment Management Services LLC
Prudential Investment Portfolios, Inc., The
Prudential Investments Fund Management LLC
Prudential MoneyMart Assets, Inc.
Prudential Municipal Bond Fund
Prudential Municipal Series Fund
Prudential National Municipal Funds, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Property and Casualty Insurance Company
  of New Jersey, The
Prudential Property and Casualty New Jersey
  Insurance Brokerage, Inc., The
Prudential Real Estate Securities Fund
Prudential Savings Bank, F.S.B., The
Prudential Sector Funds, Inc.
Prudential Select Life Insurance Company of
  America
Prudential Series Fund, Inc., The
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Small Company Fund, Inc.
Prudential Special Money Market Fund, Inc.
Prudential Tax-Free Money Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential Total Return Bond Fund, Inc.
Prudential Trust Company
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
Prudential World Fund, Inc.
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Pruco Securities Corporation
Asia Pacific Fund, Inc., The
Bache Insurance Agency Incorporated
Bache Insurance Agency of Alabama, Inc.
Bache Insurance Agency of Oklahoma, Inc.
Bache Insurance Agency of Texas, Inc.
Cash Accumulation Trust
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund
Duff & Phelps Utilities Tax-Free Income Fund, Inc.
First Financial Fund, Inc.
Global Utility Fund, Inc.
High Yield Income Fund, Inc., The
High Yield Plus Fund, Inc., The
Hochman & Baker Investment Advisory Services
Hochman & Baker Securities
Hochman & Baker, Inc.
Jennison Associates LLC
Merastar Insurance Company
Nicholas-Applegate Fund, Inc.
Quick Sure Auto Agency
Strategic Partners Series
Target Funds
Target Portfolio Trust, The
Titan Auto Agency, Inc.
Titan Auto Insurance
Titan Auto Insurance of Arizona, Inc.
Titan Auto Insurance of New Mexico
Titan Auto Insurance of Pennsylvania
Titan Auto Insurance, Inc.
Titan Indemnity Company
Titan Insurance Company
Titan Insurance Services, Inc.
Titan National Auto Call Center, Inc.
Victoria Automobile Insurance Company
Victoria Fire & Casualty Company
Victoria Insurance Agency, Inc.
Victoria National Insurance Company
Victoria Select Insurance Company
Victoria Specialty Insurance Company
W.I. of Florida, Inc.
WHI of New York, Inc.
Whitehall Insurance Agency of Texas, Inc.
Whitehall of Indiana, Inc.

In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.

The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.

We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.

If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.

                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE

If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.

1. [ ] Do not share my information to inform me of other products or services.

2. Please remove my name from Prudential's corporate marketing lists for receiving information:

   [ ] by U.S. mail      [ ] by telephone

TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT/POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-------------------------------------------------
 Account/Policy Number (required for processing)

PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:

----------------------------------      NAMES OF JOINT OWNERS
 Last Name

----------------------------------      ----------------------------------------
 First Name                               Last Name

----------------------------------      ----------------------------------------
 Address (Line 1)                         First Name

----------------------------------      ----------------------------------------
 Address (Line 2)                         Address (Line 1)

----------------------------------      ----------------------------------------
 City                                     Address (Line 2)

----------------------------------      ----------------------------------------
 State                   ZIP Code         City

----------------------------------      ----------------------------------------
 (Area Code) Phone Number                 State                        ZIP Code


MAIL TO:
PRUDENTIAL -- CUSTOMER PRIVACY          ----------------------------------------
P.O. BOX 4600                             Last Name
TRENTON, NEW JERSEY 08650
                                        ----------------------------------------
                                          First Name

                                        ----------------------------------------
                                          Address (Line 1)

                                        ----------------------------------------
                                          Address (Line 2)

                                        ----------------------------------------
                                          City

                                        ----------------------------------------
                                          State ZIP Code

IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.

0001                        NOT PART OF PROSPECTUS

MF108A                                               Cusip Numbers
                                                     Class A Shares--74435H-10-2
                                                     Class Z Shares--74435H-20-1

                       PRUDENTIAL MONEYMART ASSETS, INC.

                       Statement of Additional Information

                             Dated February 28, 2001

     Prudential MoneyMart Assets, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks" below.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 2001, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

     The Fund's audited financial statements for the fiscal year ended December 31, 2000 are incorporated into this Statement of Additional Information by reference to the Fund's 2000 annual report to shareholders (File No. 811-02619). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----
Fund History ....................................................    B-2
Description of the Fund, its Investments and Risks ..............    B-2
Investment Restrictions .........................................    B-4
Management of the Fund ..........................................    B-6
Control Persons and Principal Holders of Securities .............    B-9
Investment Advisory and Other Services ..........................    B-9
Brokerage Allocation and Other Practices ........................    B-12
Securities and Organization .....................................    B-13
Purchase and Redemption of Fund Shares ..........................    B-13
Net Asset Value .................................................    B-15

Taxes, Dividends and Distributions ..............................    B-16

Calculation of Yield ............................................    B-16
Financial Statements ............................................    B-17

Appendix--Description of Ratings ................................    I-1


--------------------------------------------------------------------------------

MF108B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on December 22, 1975.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase Treasury Receipts, TIGRs or CATS during the coming year.


FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

     The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

     A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

     The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the Investment Company Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities issued or supported by second tier demand features or guarantees that are issued by the institution that issued such second tier securities.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 10% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES


     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Historically, illiquid securities have included certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its net assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

     The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

     The Fund intends to participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission
(SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above. The Fund may not:

     1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.


     2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     3. Purchase the securities of any one issuer, other than the U.S. government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.


     4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

     5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

     6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     8. Act as an underwriter of securities.

     9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.


     10. Purchase securities, other than obligations of the U.S. government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.


     11. Make investments for the purpose of exercising control or management.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                     MANAGEMENT OF THE FUND

(A)  DIRECTORS

      The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

      The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(B)  MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS


                                      POSITION WITH         PRINCIPAL OCCUPATIONS AND OTHER
NAME, ADDRESS AND AGE (1)                THE FUND           AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------                --------           ------------------------------------
  Delayne Dedrick Gold (62)             Director            Marketing Consultant.

* Robert F. Gunia (54)                  Vice President and  Executive Vice President and Chief Administrative Officer (since June
                                           Director            1999) of Prudential Investments; Corporate Vice President (since
                                                               September 1997) of The Prudential Insurance Company of America
                                                               (Prudential); Executive Vice President and Treasurer (since December
                                                               1996) of Prudential Investments Fund Management LLC (PIFM); President
                                                               (since April 1999) Prudential Investment Management Services LLC
                                                               (PIMS); formerly Senior Vice President (March 1987-May 1999) of
                                                               Prudential Securities Incorporated (Prudential Securities); formerly
                                                               Chief Administrative Officer (July 1989-September 1996), Director
                                                               (January 1989-September 1996), and Executive Vice President,
                                                               Treasurer and Chief Financial Officer (June 1987-September 1996) of
                                                               Prudential Mutual Fund Management, Inc. (PMF).

  Robert E. LaBlanc (66)                Director            President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                               (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Director of Storage
                                                               Technology Corporation (since 1979), Titan Corporation (electronics, since 1995), Salient 3 Communications, Inc. (since 1995), Chartered
                                                               Semiconductor Manufacturing Ltd. (Singapore), (since 1998) and
                                                               Tribune Company (since 1981); and Trustee of Manhattan College.

*David R. Odenath, Jr. (43)             Director and        Officer in Charge, President, Chief Executive Officer and Chief
                                          President            Operating Officer (since June 1999) of PIFM; Senior Vice President
                                                               (since June 1999) of Prudential; Senior Vice President (August
                                                               1993-May 1999) of PaineWebber Group, Inc.

*Judy A. Rice (53)                      Vice President      Executive Vice President (since 1999) of Prudential Investments;
                                          and Director         Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential
                                                               Securities, Inc; and various positions to Managing Director
                                                               (1975-1999), Shearson Lehman Advisors; Governor of the Money
                                                               Management Institute; Member of the Prudential Securities Operating
                                                               Council, Board Member of the National Association for Variable
                                                               Annuities.


                                      POSITION WITH         PRINCIPAL OCCUPATIONS AND OTHER
NAME, ADDRESS AND AGE (1)                THE FUND           AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------                --------           ------------------------------------
  Robin B. Smith (61)                   Director            Chairman and Chief Executive Officer (since August 1996) of Publishers
                                                               Clearing House; formerly President and Chief Executive Officer
                                                               (January 1989-August 1996) and President and Chief Operating Officer
                                                               (September 1981-December 1988) of Publishers Clearing House; Director
                                                               of BellSouth Corporation (since 1994), Texaco Inc. (since 1992),
                                                               Springs Industries Inc. (home furnishings/specialty fabrics, since
                                                               1993) and Kmart Corporation (since 1996).

  Stephen Stoneburn (57)                Director            President and Chief Executive Officer (since June 1996) of Quadrant
                                                               Media Corp. (publishing); formerly President (June 1995-June 1996) of
                                                               Argus Integrated Media, Inc.; Senior Vice President and Managing
                                                               Director (January 1993-1995) of Cowles Business Media; Senior Vice
                                                               President (January 1991-1992) and Publishing Vice President (May
                                                               1989-December 1990) of Gralla Publications (a division of United
                                                               Newspapers, U.K.); and Senior Vice President of Fairchild
                                                               Publications, Inc.

  Nancy H. Teeters (70)                 Director            Economist; formerly Director of Inland Steel Industries (July
                                                               1991-1999); formerly, Vice President and Chief Economist (March
                                                               1986-June 1990) of International Business Machines Corporation;
                                                               formerly, Governor of Federal Reserve System (1978-1984).

  Clay T. Whitehead (62)                Director            President (since 1983) of National Exchange Inc. (new business development firm).

  Marguerite E. H. Morrison (44)        Secretary           Vice President and Corporate Counsel and Chief Legal Officer (since
                                                               August 2000) of the Mutual Funds Division of Prudential; Vice
                                                               President and Associate General Counsel (since December 1996) of
                                                               PIFM; formerly Vice President and Associate General Counsel
                                                               (September 1987-September 1996) of Prudential Securities; Vice
                                                               President and Associate General Counsel (June 1991-September 1996) of
                                                               Prudential Mutual Fund Management, Inc.

  William V. Healey (47)                Assistant           Vice President and Associate General Counsel of Prudential and Chief
                                        Secretary              Legal Officer of Prudential Investments, a business unit of
                                                               Prudential (since August 1998); Director, ICI Mutual Insurance
                                                               Company (since June 1999); formerly Associate General Counsel of The
                                                               Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A.
                                                               (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.


                                      POSITION WITH         PRINCIPAL OCCUPATIONS AND OTHER
NAME, ADDRESS AND AGE (1)                THE FUND           AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------                --------           ------------------------------------
  Grace C. Torres (41)                  Treasurer and       First Vice President (since December 1996) of PIFM; First Vice President
                                          Principal            (since March 1994) of Prudential Securities; formerly First Vice
                                          Financial and        President (March 1994-September 1996) of Prudential Mutual Fund
                                          Accounting           Management, Inc. and Vice President (July 1989-March 1994) of Bankers
                                          Officer              Trust Corporation.


----------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Investment Management Services LLC
      (PIMS) or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.


     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $8,700, in addition to certain out-of-pocket expenses. Directors who serve on Fund Committees receive additional compensation. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter (the T-Bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of any Prudential mutual fund. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.


                               COMPENSATION TABLE


                                                                                                                    TOTAL 2000
                                                                                                                   COMPENSATION
                                                                                                                     FROM FUND
                                                                                  AGGREGATE                          AND FUND
                                                                                COMPENSATION                       COMPLEX PAID
                  NAME AND POSITION                                               FROM FUND                       TO DIRECTORS(2)
                  -----------------                                             -------------                    -----------------
       Delayne D. Gold--Director                                                     $8,125                      173,000 (38/58)*
       Robert F. Gunia (1)--Director                                                     --                      --
       Robert F. LaBlanc--Director                                                    8,125                      110,000 (22/41)*
       David R. Odenath, Jr. (1)--Director                                               --                      --
       Judy Rice (1)--Director                                                           --                      --
       Robin B. Smith--Director                                                       8,800                      114,000 (27/35)*
       Stephen Stoneburn--Director                                                    8,125                      110,000 (22/41)*
       Nancy H. Teeters--Director                                                     9,425                      118,000 (25/40)*
       Clay T. Whitehead--Director                                                    8,125                      173,000 (35/59)*



----------

  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $106,992 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of February 9, 2001, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

      As of February 9, 2001, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of Prudential MoneyMart Assets, Inc.

      As of February 9, 2001, Prudential Securities was the record holder for other beneficial owners of 101,721,990 Class A shares of the Fund, representing approximately 15% of the Class A shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES


(A)  MANAGER AND INVESTMENT ADVISER

      The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $109 billion. According to the Investment Company Institute, as of November 30, 2000, the Prudential Mutual Funds were the 23rd largest family of mutual funds in the United States.

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Subadviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 2000, 1999 and 1998, PIFM received management fees of $20,517,601, $19,657,429 and $21,115,140, respectively.


     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .151 of 1% of the Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(b)  PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. As of February 9, 2001, approximately 15% of the outstanding Class A voting shares of the Fund were owned by clients of Prudential Securities Incorporated (Prudential Securities), an affiliate of the Distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan for the Class A shares (the
Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.


     For the fiscal year ended December 31, 2000, the Distributor received payments of $8,172,821 under the Plan. It is estimated that this amount was spent on: (i) account servicing fee credits to Prudential Securities branch offices for payments of account servicing fees to account executives (75.21% or $6,146,908) and (ii) an allocation of overhead and other branch office distribution-related expenses (24.79% or $2,025,913). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(c)  OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the Transfer Agent of the Fund. It is an affiliate of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.


     During the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid no brokerage commissions.


                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 15 billion shares of common stock, $.001 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 13 billion shares consist of Class A shares and 2 billion shares consist of Class Z shares.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) Class A shares are subject to distribution and/or service fees, (ii) Class Z shares are not subject to any distribution and/or service fees, (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iv) each class has a different exchange privilege and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.


     Shares of the Fund may be purchased by investors through the Distributor, through brokers that have entered into agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.


REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

     Investors who purchase Class A shares directly from PMFS may use the following procedures:

     CHECK REDEMPTION. At a shareholder's request, State Street will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101-8179, or telephone (800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Prudential Securities has purchased shares.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:30 p.m., New York Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:30 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

REDEMPTION IN KIND


     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALE

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                 NET ASSET VALUE

     The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

     The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7]-1

     The yield and effective yield for Class A shares of the Fund based on the 7 days ended December 31, 2000 were 6.03% and 6.19%, respectively. The yield and effective yield for Class Z shares of the Fund based on 7 days ended December 31, 2000 were 6.15% and 6.32%, respectively.


     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2000, incorporated into this SAI by reference to the Fund's 2000 annual report to shareholders (File No. 811-02619), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

BOND RATINGS

     MOODY'S INVESTORS SERVICE, INC.--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

     STANDARD & POOR'S RATINGS GROUP--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     DUFF AND PHELPS CREDIT RATING CO.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

          "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     FITCH IBCA--The following summarizes the ratings used by Fitch IBCA for long-term debt:

          "AAA": Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA": Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A": High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB": Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

COMMERCIAL PAPER RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     The following summarizes the ratings used by Fitch IBCA for short-term debt, which apply to most obligations with maturities of less than 12 months, or up to three years for U.S. public finance securities:

          "F1": Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          "F2": Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3": Fair credit quality. The capacity for timely payment of financial commitments is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

          "B": Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C": High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D": Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.


     (b)  By-Laws, as Amended and Restated November 18, 1999.*

     (c) (i) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (ii) Instruments defining rights of shareholders incorporated by reference to Exhibits a and b.

     (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (ii) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.


          (iii) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

     (e) (i) Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (ii) Distribution Agreement between the Registrant and Prudential Investment Management Service LLC.*

          (iii) Form of Dealer Agreement, incorporated by reference to Exhibit
          (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.


     (f)  Not applicable.

     (g) (i) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (ii) Amendment to Custodian Contract dated February 22, 1999.*

     (h) (i) Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (ii) Amendment to Transfer Agency and Service Agreement, dated August 24, 1999.*


     (i) Opinion and Consent of Gardner, Carton & Douglas regarding legality of the securities being registered, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (2-55301), filed via EDGAR on December 31, 1998.

     (j)  Consent of Independent Accountants.*

     (k)  Not applicable.

     (l)  Not applicable.

     (m) (i) Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A (2-55301) filed via EDGAR on February 17, 1994.

          (ii) Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

     (n) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on October 31, 1995.

     (o)  Reserved

     (p)  (i) Code of Ethics of the Registrant.*

          (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*



--------------

*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION.

     As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article X of the Registrant's By-Laws (Exhibit (b) to the Registration Statement) and Section 2-418 of the Maryland General Corporation Law, officers, directors, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant except liabilities arising from misfeasance, bad faith, gross negligence or reckless disregard in the conduct of their respective duties. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 of the Distribution Agreements (Exhibit (e) to the Registration Statement), the Distributor of the Fund may be indemnified against certain liabilities it may incur. Such Article X of the By-Laws and Section 9 of the Distribution Agreement are hereby incorporated by reference in their entirety.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 8 of the Management Agreement (Exhibit (d)(i) to the Registration Statement) limits the liability of Prudential Investments Fund Management LLC
(PIFM) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PME of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(ii) to the Registration Statement) limits the liability of The Prudential Investment Corporation ("PIC") to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIC of its obligations and duties under the Subadvisory Agreement.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM  26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (i) Prudential Investments Fund Management LLC (PIFM).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Adviser" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of directors and officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS          POSITION WITH PIFM                   PRINCIPAL OCCUPATIONS
----------------          ------------------                   ---------------------
David R. Odenath, Jr.     Officer in Charge, President,        Officer in Charge, President, Chief Executive Officer and Chief
                          Chief Executive Officer and          Operating Officer, PIFM; Senior Vice President, The Prudential
                          Chief Operating Officer              Insurance Company of America (Prudential)

Robert F. Gunia           Executive Vice President and         Executive Vice President and Chief Administrative Officer, PIFM;
                          Chief Administrative Officer         Vice President, Prudential; President, Prudential Investment
                                                               Management Services LLC (PIMS)

William V. Healey         Executive Vice President, Chief      Executive Vice President, Chief Legal Officer and Secretary, PIFM;
                          Legal Officer and Secretary          Vice President and Associate General Counsel, Prudential; Senior
                                                               Vice President, Chief Legal Officer and Secretary, PIMS

Stephen Pelletier         Executive Vice President             Executive Vice President, PIFM

Judy A. Rice              Executive Vice President             Executive Vice President, PIFM

Lynn M. Waldvogel         Executive Vice President             Executive Vice President, PIFM

     (b) The Prudential Investment Corporation (PIC)

     See "How the Series is Managed--Investment Adviser" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS             POSITION WITH PIC                    PRINCIPAL OCCUPATIONS
----------------             -----------------                    ---------------------
John R. Strangfeld, Jr.     Chairman of the Board,
                            President, Chief                     President and Chief Executive Officer of Prudential Global Asset
                            Executive Officer,                   Management Group; Senior Vice President, Prudential; Chairman of
                            and Director                         the Board, President, Chief Executive Officer and Director, PIC;
                                                                 Chairman and Chief Executive Officer of PSI

Bernard B. Winograd         Senior Vice President and            Chief Executive Officer, Prudential Real Estate Investors; Senior
                            Director                             Vice President and Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Money Mart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Special Money Market Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.

     (b) Information concerning the officers and directors of PIMS is set forth below:

                                 POSITIONS AND               POSITIONS AND
                                 OFFICES WITH                OFFICES WITH
NAME(1)                           UNDERWRITER                 REGISTRANT
-------                          -------------               --------------

Margaret Deverell         Vice President and Chief            None
                          Financial Officer

Robert F. Gunia           President                           Vice President
                                                              and Director

Kevin Frawley             Senior Vice President and           None
                          Compliance Officer

William V. Healey         Senior Vice President, Secretary    None
                          and Chief Legal Officer

John R. Strangfeld, Jr.   Advisory Board Member               President and
                                                              Director



-------------

(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08853. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and
31a-1 (d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of February, 2001.


                                        PRUDENTIAL MONEYMART ASSETS, INC.


                                        /s/  David R. Odenath, Jr.
                                        ---------------------------------
                                        (DAVID R. ODENATH, JR., PRESIDENT)


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                    SIGNATURE                                                TITLE                                   DATE
                    ---------                                                -----                                   ----
      /s/  Delayne D. Gold                                           Director                                     February 28, 2001
_________________________________________
           DELAYNE D. GOLD

      /s/  Robert F. Gunia                                           Vice President and Director                  February 28, 2001
_________________________________________
           ROBERT F. GUNIA

      /s/  Robert E. LaBlanc                                         Director                                     February 28, 2001
_________________________________________
           ROBERT E. LABLANC

      /s/  David R. Odenath, Jr.                                     Director                                     February 28, 2001
_________________________________________
           DAVID R. ODENATH, JR.

      /s/  Judy A. Rice                                              Vice President and Director                  February 28, 2001
_________________________________________
           JUDY A. RICE

      /s/  Robin B. Smith                                            Director                                     February 28, 2001
_________________________________________
           ROBIN B. SMITH

      /s/  Stephen Stoneburn                                         Director                                     February 28, 2001
_________________________________________
           STEPHEN STONEBURN

      /s/  Nancy H. Teeters                                          Director                                     February 28, 2001
_________________________________________
           NANCY H. TEETERS

      /s/  Clay T. Whitehead                                         Director                                     February 28, 2001
_________________________________________
           CLAY T. WHITEHEAD

      /s/  Grace C. Torres                                           Treasurer, Principal Financial and           February 28, 2001
_________________________________________                            Accounting Officer
           GRACE C. TORRES


                                 EXHIBIT INDEX

(a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(b)  By-Laws, as Amended and Restated November 18, 1999.*


(c) (i) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Instruments defining rights of shareholders incorporated by reference to Exhibits a and b.

(d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.


     (iii) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.


(e) (i) Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.*


     (iii) Form of Dealer Agreement, incorporated by reference to Exhibit
     (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.


(f)  Not applicable.

(g) (i) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.


     (ii) Amendment to Custodian Contract dated February 22, 1999.*

(h)  (i) Transfer Agency and Service Agreement, incorporated by reference to
     Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Amendment to Transfer Agency and Service Agreement, dated August 24, 1999.*


(i) Opinion and Consent of Gardner, Carton & Douglas regarding legality of the securities being registered, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (2-55301), filed via EDGAR on December 31, 1998.

(j)  Consent of Independent Accountants.*

(k)  Not applicable.

(l)  Not applicable.

(m) (i) Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A (2-55301) filed via EDGAR on February 17, 1994.


     (ii) Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.


(n) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A 2-55301 filed via EDGAR on October 31, 1995.

(o)  Reserved

(p)  (i) Code of Ethics of the Registrant.*

     (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

-----------

* Filed herewith.